Exhibit 99.1

Merger Overview January 2017

FORWARD-LOOKING STATEMENT DISCLOSURE

Any statements made in this presentation relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, including without limitation, the potential closing date of the proposed transaction, the amount of PharmAthene's net cash at closing, the prospects for commercializing or selling any products or drug candidates, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words "may," "could," "should," "anticipate," "believe," "estimate," "expect," "intend," "plan," "predict" and similar expressions and their variants, as they relate to PharmAthene, Altimmune or the management of either company, before or after the anticipated merger, may identify forward-looking statements. PharmAthene and Altimmune caution that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including the failure by PharmAthene or Altimmune to secure and maintain relationships with collaborators; risks relating to clinical trials; risks relating to the commercialization, if any, of PharmAthene's or Altimmune's proposed product candidates (such as marketing, regulatory, product liability, supply, competition, and other risks); dependence on the efforts of third parties; dependence on intellectual property; and risks that PharmAthene or Altimmune may lack the financial resources and access to capital to fund proposed operations. Further information on the factors and risks that could affect PharmAthene's business, financial conditions and results of operations are contained in PharmAthene's filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov.

Other risks and uncertainties are more fully described in PharmAthene's Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC, and in other filings that PharmAthene makes and will make with the SEC in connection with the proposed transactions, including the Joint Proxy Statement/Prospectus/Consent Solicitation described below under "Important Additional Information about the Merger." Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made herein speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

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IMPORTANT ADDITIONAL INFORMATION ABOUT THE MERGER

This communication is being made in respect of the proposed merger involving PharmAthene, Inc. and Altimmune, Inc. PharmAthene will file with the Securities and Exchange Commission, or SEC, a current report on Form 8-K, which will include the merger agreement and related documents. In addition, PharmAthene intends to file a registration statement on Form S-4 with the SEC, which will contain a joint proxy statement/prospectus/consent solicitation and other relevant materials, and plans to file with the SEC other documents regarding the proposed transaction. The final joint proxy statement/prospectus/consent solicitation will be sent to the stockholders of PharmAthene and Altimmune. The joint proxy statement/prospectus will contain information about PharmAthene, Altimmune, the proposed merger and related matters. STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER AND RELATED MATTERS. In addition to receiving the joint proxy statement/prospectus/consent solicitation and proxy card by mail, stockholders will also be able to obtain the joint proxy statement/prospectus/consent solicitation, as well as other filings containing information about PharmAthene, without charge, from the SEC's website (http://www.sec.gov) or, without charge, by directing a written request to: PharmAthene, Inc., One Park Place, Suite 450, Annapolis, Maryland 21401, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation

PharmAthene and its executive officers and directors may be deemed to be participants in the solicitation of proxies from PharmAthene's stockholders with respect to the matters relating to the proposed merger. Altimmune and its officers and directors may also be deemed a participant in such solicitation. Information regarding PharmAthene's executive officers and directors is available in PharmAthene's proxy statement on Schedule 14A, filed with the SEC on April 29, 2016. Information regarding any interest that PharmAthene, Altimmune or any of the executive officers or directors of PharmAthene or Altimmune may have in the transaction with Altimmune will be set forth in the joint proxy statement/prospectus/consent solicitation that PharmAthene intends to file with the SEC in connection with its stockholder vote on matters relating to the proposed merger. Stockholders will be able to obtain this information by reading the joint proxy statement/prospectus/consent solicitation when it becomes available.

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PHARMATHENE/ALTIMMUNE 4 are merging to create an immunotherapeutics company targeting infectious diseases PharmAthene, Inc. (NYSE MKT: PIP) and

COMBINED COMPANY — INVESTMENT OPPORTUNITY 5 By combining forces, we have created a diversified immunotherapeutics company with: • A portfolio of promising clinical and preclinical product candidates targeting attractive commercial markets • Innovative platform technologies for continued growth • A strong competitive position in the anthrax vaccines market – $300 million annual sales • The opportunity to leverage existing government contracting expertise to provide current and near - term revenue

MERGER RATIONALE

- Creates innovative immunotherapeutics company with proprietary products and technology platforms
- Leverages public company infrastructure and provides access to public financial markets
- Provides two complementary government funded clinical stage next generation anthrax vaccines (SparVax-L and NasoShield)
- Provides two novel, well differentiated clinical stage product opportunities in attractive commercial markets (influenza and hepatitis B)
- Adds PharmAthene's vaccine development expertise to Altimmune's own capabilities

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KEY BENEFITS OF THE TRANSACTION AND MERGER AGREEMENT 7 Special Cash Dividend: Cash position: Financing Agreement: Synergies: Reverse Stock Split: No change to PharmAthene’s announced special one - time cash dividend of $2.91/share of CS payable February 3 rd Approx. $20M cash and cash commitments Commitments include not less than $3.5M in Altimmune CS prior to closing, and not less than $5.0M in combined company CS Expected realized efficiencies primarily in G&A and use of tax loss carrybacks Prior to the effective date at a ratio mutually agreed to by Altimmune and PharmAthene

KEY TERMS OF THE TRANSACTION 8 Proposed Transaction: Pro Forma Ownership: Next Steps: Name: Corporate Headquarters: Public Market: Tax - free, all stock transaction Altimmune equity holders 58.2% FD Proxy Statement / Prospectus / Consent Solicitation Stockholder meeting and vote Altimmune, Inc. Gaithersburg, MD NYSE MKT; ticker symbol ALT

PRODUCT PIPELINE

Novel product candidates utilizing a new approach to engage the immune system, offering fundamental advantages over competing therapies

PRODUCT	PRECLINICAL	PHASE 1	PHASE 2	NEAR-TERM MILESTONES
NasoVAX	Seasonal Influenza			Phase 2 starts mid-17 Initial data expected 4Q17
	Pandemic Influenza			Development in concert with seasonal indication
HepTcell	Chronic Hepatitis B			Ongoing Phase 1 Initial data expected 4Q17
SparVax-L	Anthrax Vaccine			Phase 2 bridging study starts 2H17 Data expected 1H18
NasoShield	Anthrax			Phase 1 starts 2H17 Data expected 1H18
Oncosyn	Cancer			Preclinical program

Platform Technology
Densigen
RespirVec

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PROPRIETARY PLATFORM TECHNOLOGIES 10 Two distinct, complementary vaccine platform technologies activate the immune system in different ways than traditional vaccines RespirVec • Replication - deficient adenovirus delivered intranasally to upper respiratory tract • Quick and broad activation of the immune system including antibody, cellular, mucosal and innate arms • Rapid production cycle • Product Candidates • NasoVAX • NasoShield Densigen • Activation of diseased cell killing by T cells • Innovative peptide modification improves immunogenicity (fluorocarbon tail) • Ability to target multiple pathogen antigens simultaneously • Strong, directed cellular responses without HLA restriction • Product Candidates • HepTcell • Oncosyn

11 N aso VAX SEASONAL INFLUENZA VACCINE Market • Global influenza market to reach $10.2 billion by 2022 • $2.0 billion annual U.S. flu vaccine market • FluMist $294M in 2015 Key Differentiators • Broad cross - protection against changing virus strains • Rapid protection (days rather than weeks) • Mucosal immunity at site of infection • Use in special populations including the young and old • Faster, cheaper manufacturing cycle Upcoming Milestones • Phase 2 enrollment expected to start mid - 2017, initial data expected 4Q17

12 N aso VAX Phase 2 single - dose intranasal influenza vaccine delivered using the RespirVec platform Potential significant advantages over traditional flu vaccines: • Cross - protection against changing virus strains • Rapid protection (days rather than weeks) • Anticipated use in young children, adults >65, pregnant women and people with underlying medical conditions • >50% reduction in production time and lower costs expected, compared to traditional egg - based manufacture Based on observations in preclinical and early clinical trials. Preclinical and clinical results are not necessarily predicti ve of the final results of our ongoing or future clinical trials

13 N aso VAX: PHASE 2 CLINICAL DEVELOPMENT Part A initial data Q4 2017 • Part A - Safety and immunogenicity of higher doses than previously tested • Evaluation of antibody response against divergent strains • Part B - proof of concept – subjects randomized to vaccine or placebo • Half challenged at day 4, remainder at standard 28 day interval • Endpoints = signs/symptoms of influenza; viral shedding Expected to commence in 2H 2018 • 3 cohorts of 50 healthy adults 18 - 64 yrs will receive quadrivalent NasoVAX • Antibody response and other measures of immunogenicity assessed one month post - vaccination Expected to commence in late 2018 • Approximately 500 subjects stratified by age to include healthy elderly • May also do parallel study in specialty populations anticipated to have less optimal immune response Proof of Concept Monovalent Challenge Study Quadrivalent Dose Ranging Study Quadrivalent Dose Confirmation Studies

14 Phase 1 Chronic Hepatitis B immunotherapeutic using the Densigen technology • Ongoing Phase 1, initial data expected 4Q17 • Coverage against all known HBV strains expected • T cell activating approach offers potential for disease cure • 240 million people chronically infected worldwide with >1 million HBV - related deaths/year 6 • ~$3 billion global chronic hepatitis B market 7 6 Hepatitis B Foundation 7 Hepatitis B Therapeutics in Major Developed Markets to 2021, GBI Research, Sep. 2015 HepTcell

HepTcell: PRECLINICAL DATA

HepTcell: PRECLINICAL DATA

Elicits killing of autologous cells ‘infected’ with HBV

- Mouse cells with either HBV proteins or unrelated viral proteins injected into mice vaccinated with HepTcell
- Within 1 day, 91.7% of HBV loaded cells were eliminated

Vaccinated animal


P3
P4
Count
FITC-A
cell+flu
cell+HBV

Control animal


P3
P4
Count
FITC-A
cell+flu
cell+HBV

Surmounts HBV-induced immune tolerance

- Immunized mice generated robust T cell response in presence of HBV infection

IFNγ-producing cells in spleen


IFNγ+ SFC/10^6 splenocytes
4000
3000
2000
1000
0
Excipient
FP-02.2 + IC31
Excipient
FP-02.2 + IC31
Control
AAV-HBV

IFNγ-producing cells in liver


IFNγ+ SFC/10^6 splenocytes
4000
3000
2000
1000
0
Excipient
FP-02.2 + IC31
Excipient
FP-02.2 + IC31
Control
AAV-HBV

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HepTcell: CLINICAL DEVELOPMENT

Phase 1

Double-blinded, placebo-controlled trial in 60 patients

- Chronic Hepatitis B disease population controlled with nucleoside therapy
- Dosing at Days 1, 29, and 57
- Low vs high dose HepTcell ± IC31 adjuvant
- Controlled for placebo and IC31 effects

Study Objectives

- Primary: Assess safety and tolerability
- Secondary: T cell response, HBsAg and HBsAg-antibody levels, assess phenotype of cell-mediated immune response
- Initial data available 4Q 2017, late safety and quant sAg in H1

Phase 2

2018

- Confirm dose and explore schedule based on P1 results
- Global study under IND to start mid 2018
- Anticipate 120 - 200 patients

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17 FUTURE GENERATION ANTHRAX VACCINES 8 Emergent BioSolutions Inc. website; 9 BioThrax MSDS • BioThrax (Anthrax Vaccine Adsorbed) is only anthrax vaccine with FDA approval • $294 million in sales in 2015 8 • Important limitations include • Protection requires 6 months and 3 injections 9 • Injection site local adverse reactions in 60 - 80% of subjects 9

18 FUTURE GENERATION ANTHRAX VACCINES SparVax - L Recombinant Protective Antigen (rPA) Anthrax Vaccine • Next generation lyophilized anthrax vaccine (NIAID funded) • Highly purified recombinant protective antigen • Phase II bridging study anticipated 2H17 • Enhanced convenience and cost - effectiveness (PEP regimen) - 2 dose IM regimen - Enhanced convenience (prefilled syringe) • Vaccine efficacy equal to or better than the licensed product • SparVax - L suited to fulfill stockpile requirement NasoShield Recombinant Vector Anthrax Vaccine • Next generation anthrax vaccine (BARDA funded) • First - in - class virally vectored recombinant PA vaccine - Safe viral vector cannot replicate • Efficacy of single intranasal dose non - inferior to multiple injections of approved vaccine (BioThrax) • Protective immunity threshold reached in half the time and more durable than rPA - based vaccines - Protection predicted in 2 versus 5 weeks • Intranasal route for convenience and simplicity • Highly stable at refrigerated and ambient temperatures • NasoShield suited to fulfill stockpile requirement

19 S parVax - L AND N aso S hield : PRECLINICAL DATA NasoShield — Only One Dose Non - inferiority vs BioThrax Faster, more durable protection 0 5 10 15 20 25 0 20 40 60 80 100 Survival Following Challenge Days to Death (Post-Challenge) P e r c e n t s u r v i v a l Placebo NasoShield 1.5E+09 vp NasoShield 3.5E+10 vp BioThrax 1:16 dil 0 10 20 30 40 50 60 70 80 90 100 0.01 0.1 1 10 100 Study Day G M T T N A ( N F 5 0 ) NasoShield or BioThrax TNA titer correlated with 95% probability of survival BioThrax Challenge Placebo NasoShield, 3 x 10 10 vp BioThrax, 1:16, X 2 Toxin Neutralizing Antibody Lyophilized 6 years at 2 - 8 ° C SparVax - L has Maximum Stability Storage at refrigerator temperature Superior immunogenicity of SparVax - L vs SparVax Reference Standard

ANTHRAX VACCINE PROGRAMS

NasoShield
Phase 1
2H 2017
N=145

Design:
- 4 escalating dose cohorts with single intranasal dose
- 1 cohort with highest dose repeated at day 14
- Intranasal placebo control for each cohort
- Also randomized to open label AVA comparator

Endpoints:
- Safety and immunogenicity

SparVax-L
Phase 2
4Q 2017
N=36

Design:
- Randomized double-blind comparison
- SparVax-L (2 dose), AVA (3 dose) and placebo

Primary Endpoint:
- Immunogenicity at day 28

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21 COMBINED COMPANY MILESTONES Mid - 2017 4Q 2017 2H 2017 1H 2018 NasoVAX Phase 2 trial initiation NasoVAX initial Phase 2 data HepTcell initial Phase 1 data NasoShield Phase 1 trial initiation SparVax - L Phase 2 bridging study NasoShield preliminary Phase 1 data SparVax - L Phase 2 data

22 STRONG EXECUTIVE MANAGEMENT TEAM Bill Enright President and Chief Executive Officer Elizabeth A. Czerepak Chief Financial Officer and Executive Vice President of Corporate Development Scot Roberts, Ph.D. Chief Scientific Officer Sybil Tasker, M.D., MPH, FACP, FIDSA Senior Vice President of Clinical Research and Development Altimmune, Inc. GenVec, Inc. Altimmune, Inc. Bear Stearns Health Innoventures Altimmune, Inc. ImQuest BioSciences, Inc. Altimmune, Inc. Genocea Biosciences

23 COMBINED BOARD OF DIRECTORS Extensive Experience Composition PharmAthene Altimmune • Public company Board members in the life sciences industry • Valuable guidance and relationships for ongoing efforts 3 Directors 4 Directors New Board Composition to be disclosed in the joint proxy filing New Board Composition to be disclosed in the joint proxy filing

24 COMBINED COMPANY — INVESTMENT OPPORTUNITY By combining forces, we have created a diversified immunotherapeutics company with: • A portfolio of promising clinical and preclinical product candidates targeting attractive commercial markets • Innovative platform technologies for continued growth • A strong competitive position in the anthrax vaccines market — $300 million annual sales • The opportunity to leverage existing government contracting expertise providing current and near - term revenue

25 Merger Overview January 2017